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                                CIGNA FUNDS GROUP

                         SUPPLEMENT DATED JULY 28, 2000
          TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2000


The following language is added to the end of the third complete paragraph on page 18:

The Fixed Income Fund may enter into interest rate futures contracts for the purpose of hedging debt securities in its portfolio or the value of debt securities which the Fund intends to purchase, and for non-hedging purposes as a means of implementing Fund strategy. For example, the Fund may invest in interest rate futures contracts as substitutes for investments in securities or to achieve desired portfolio characteristics.

The second complete paragraph on page 21 is deleted and replaced with the following:

FOREIGN CURRENCY TRANSACTIONS A Fund holding securities denominated in currency other than U.S. dollars may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates. In addition, the Fixed Income Fund may engage in currency exchange transactions for non-hedging purposes as a means of implementing Fund strategy. For example, the Fund may engage in currency exchange transactions such as forward currency contracts as substitutes for investments in securities denominated in foreign currency. The risks described below apply to the use of foreign currency transactions for hedging as well as for non-hedging purposes.